UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST BlackRock/Loomis Sayles Bond Portfolio

(formerly, AST PIMCO Total Return Bond Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 20, 2015

To the Shareholders:

On October 28, 2014, at a special meeting of the Board of Trustees of Advanced Series Trust (AST or the Trust), the trustees approved new subadvisory agreements, terminating a previous subadvisory agreement, and changing the name of the AST PIMCO Total Return Bond Portfolio (the Portfolio). Effective January 5, 2015, BlackRock Financial Management, Inc. (BlackRock Financial), BlackRock International Limited (BlackRock International) and BlackRock (Singapore) Limited (BlackRock Singapore, and collectively referred to with BlackRock Financial and BlackRock International as BlackRock) and Loomis, Sayles & Company, L.P. (Loomis Sayles, and together with BlackRock, the New Subadvisers), became the New Subadvisers to the Portfolio and the Portfolio’s name was changed to AST BlackRock/Loomis Sayles Bond Portfolio.

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), as the investment managers of the Portfolio (collectively, the Manager), have: (i) entered into a new subadvisory agreement with BlackRock Financial relating to the Portfolio; (ii) entered into a new subadvisory agreement with BlackRock International relating to the Portfolio; (iii) entered into a new subadvisory agreement with BlackRock Singapore relating to the Portfolio; (iv) entered into a new subadvisory agreement with Loomis Sayles relating to the Portfolio; and (v) terminated the subadvisory agreement with Pacific Investment Management Company LLC relating to the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of the subadvisory changes.

This information statement describes the circumstances surrounding the Board of Trustees’ approval of the new subadvisory agreements and provides you with an overview of their terms. PI and ASTIS will continue as the Portfolio’s investment managers. This information statement does not require any action by you. It is provided to inform you about the change in subadvisory arrangements for the Portfolio.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTBLSIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST BlackRock/Loomis Sayles Bond Portfolio

(formerly, AST PIMCO Total Return Bond Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 20, 2015

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST BlackRock/Loomis Sayles Portfolio, formerly known as the AST PIMCO Total Return Bond Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.[1]

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio (each a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements). At a special meeting of the Board held on October 28, 2014 (the Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreements and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), unanimously approved: (i) a New Subadvisory Agreement between the Manager and BlackRock Financial Management, Inc. (BlackRock Financial) with respect to the Portfolio; (ii) a New Subadvisory Agreement between the Manager and BlackRock International Limited (BlackRock International) with respect to the Portfolio; (iii) a New Subadvisory Agreement between the Manager and BlackRock (Singapore) Limited (BlackRock Singapore, and collectively referred to with BlackRock Financial and BlackRock International as BlackRock) with respect to the Portfolio; (iv) a New Subadvisory Agreement between the Manager and Loomis, Sayles & Company, L.P. (Loomis Sayles, and collectively referred to with BlackRock as the New Subadvisers) with respect to the Portfolio; and (v) the termination of the subadvisory agreement between the Manager and Pacific Investment Management Company LLC (PIMCO) with respect to the Portfolio (the Prior Subadvisory Agreement). The New Subadvisory Agreements became effective as of January 5, 2015. The investment management agreement relating to the Portfolio will not change as a result of the subadvisory changes.

This information statement will be mailed on or about March 30, 2015 to shareholders investing in the Portfolio as of January 5, 2015.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

_________________________________________

[1] See Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).

NEW SUBADVISORY AGREEMENTS

Approval of the New Subadvisory Agreements

As required by the 1940 Act, the Board of AST considered (i) the New Subadvisory Agreement with Loomis Sayles (the Loomis Subadvisory Agreement); and (ii) the New Subadvisory Agreements with BlackRock (the BlackRock Subadvisory Agreements). The Loomis Subadvisory Agreement and the BlackRock Subadvisory Agreements (collectively, the New Subadvisory Agreements) relate to the appointment of the New Subadvisers to replace PIMCO as the new subadvisers to the Portfolio. The Board, including all of the Independent Trustees, met on October 28, 2014 and approved the New Subadvisory Agreements for an initial two year period and changing the name of the Portfolio to the AST BlackRock/Loomis Sayles Bond Portfolio, after concluding that approval of the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the New Subadvisers; performance information; the fees paid by the Manager to the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadvisers at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreements with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and the New Subadvisers are appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIMCO under the Prior Subadvisory Agreement and those that would be provided by the New Subadvisers under the New Subadvisory Agreements, noting that the nature and extent of services under the Prior Subadvisory Agreement and New Subadvisory Agreements were generally similar in that PIMCO and the New Subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the New Subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the New Subadvisers. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to the New Subadvisers. The Board also noted that Loomis Sayles and BlackRock Financial provide subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about the New Subadvisers, and its experience with Loomis Sayles and BlackRock Financial with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding each New Subadviser’s investment performance in funds and accounts that use investment strategies similar to the ones to be used by the New Subadvisers for the Portfolio. The Board concluded that it was satisfied with the performance record of each of the New Subadvisers.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board considered that, based on the net assets of the Portfolio as of September 30, 2014, the effective subadvisory fee rate that would be paid to the New Subadvisers under the New Subadvisory Agreements was lower than the effective subadvisory fee rate paid to PIMCO under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.035% of its management fee through at least June 30, 2016, which represents approximately two-thirds (2/3) of the reduction in subadvisory fees. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadvisers is new, there is no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules of the Loomis Subadvisory Agreement and the BlackRock Subadvisory Agreements each contained breakpoints that reduced the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the New Subadvisers and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Loomis Sayles and BlackRock Financial were similar to the benefits derived by Loomis Sayles and BlackRock Financial in connection with their management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which Loomis Sayles and BlackRock Financial provide subadvisory services at the June 2014 Board meeting.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A.

Information about the New Subadvisers

BlackRock Financial, BlackRock International, and BlackRock Singapore are wholly owned indirect subsidiaries of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $4.65 trillion in investment company and other portfolios assets under management as of December 31, 2014.

BlackRock Financial is a registered investment adviser and a commodity pool operator located at 55 East 52nd Street, New York, New York 10055. BlackRock International is a registered investment adviser and a commodity pool operator located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BlackRock Singapore is a registered investment adviser located at 20 Anson Road #18-01, 079912 Singapore.

Additional information relating to the management of BlackRock, Inc. and its affiliates, as well as other funds managed by BlackRock, Inc. and its affiliates is set forth in Exhibit B.

Loomis, Sayles & Company, L.P. (Loomis Sayles) is located at One Financial Center, Boston Massachusetts 02111. Loomis Sayles is owned by Natixis Global Asset Management, L.P. (Natixis US). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking Group. BCPE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2014, Loomis Sayles had approximately $230.2 billion in assets under management. Additional information relating to the management of Loomis Sayles and other funds managed by Loomis Sayles is set forth in Exhibit C.

Terms of the New Subadvisory Agreements

With the exception of fees, the material terms of the New Subadvisory Agreements are substantially similar to the material terms of the Prior Subadvisory Agreement. Each New Subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets of the Portfolio it manages. The subadvisory fee rate under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreements, and the fees paid to PIMCO for the fiscal year ended December 31, 2014 are set forth below:

Prior Subadvisory Fee Rates*	New Subadvisory Fee Rates**	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2014
0.250% on aggregate assets up to and including $1 billion; 0.225% on aggregate assets over $1 billion.

BlackRock Financial Management, Inc.; BlackRock International Limited;

BlackRock (Singapore) Limited

0.22% on aggregate assets up to and including $500 million;

0.20% on aggregate assets from $500 million to $1 billion;

0.18% on aggregate assets from $1 billion to $1.5 billion;

0.14% on aggregate assets over $1.5 billion

Loomis, Sayles & Company, L.P

0.23% of average daily net assets to $100 million;

0.18% of average daily net assets over $100 million but not exceeding $500 million;

0.17% of average daily net assets over $500 million but not exceeding $3,300 million;

0.15% of average daily net assets over $3,300 million.

$14,166,261

* The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or ASTIS by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI/ASTIS) are aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio.

** For purposes of calculating the subadvisory fee, the assets managed by BlackRock Financial, BlackRock International and BlackRock Singapore in the Portfolio will be aggregated and paid to BlackRock Financial.

The New Subadvisory Agreements provide, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the New Subadvisers are each responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the New Subadvisers will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) each New Subadvisory Agreement may be terminated at any time by the relevant New Subadviser or by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, each New Subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PI and ASTIS, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

As of December 31, 2014, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of December 31, 2014, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $132 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 19, 2014.

The Manager is specifically responsible for overseeing and managing the Portfolio and the New Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the New Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Manager in regularly evaluating and supervising the Portfolio and the New Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the New Subadvisers. The Manager utilizes this data in directly overseeing the Portfolio and the New Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with the New Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with their management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to the New Subadvisers pursuant to the New Subadvisory Agreements; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the New Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolio compensates the Manager as follows:

Investment Management Fee Rate	Aggregate Investment Management Fees for the most recently completed fiscal year
0.64% of average daily net assets to $300 million; 0.63% on next $200 million of average daily net assets; 0.62% on next $250 million of average daily net assets; 0.61% on next $2.5 billion of average daily net assets; 0.60% on next $2.75 billion of average daily net assets; 0.57% on next $4 billion of average daily net assets; and 0.55% over $10 billion of average daily net assets	$37,649,739

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of any of the New Subadvisers.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of any of the New Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin	Director and Executive Vice President	Director and Executive Vice President (since September 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Timothy S. Cronin	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O'Donnell	Director and Executive Vice President	Director and Executive Vice President (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the Officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

*Excludes Mr. Cronin, who is a director of ASTIS and serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is subject to an annual distribution or “12b-1” fee of 0.10% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST BlackRock/Loomis Sayles Bond Portfolio	$6,205,217

Brokerage

The Portfolio did not pay any commissions to affiliated broker dealers for the fiscal year ended December 31, 2014.

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit D to this Information Statement.

Deborah A. Docs
Secretary

Dated: March 20, 2015

EXhibit A

ADVANCED SERIES TRUST

AST BlackRock/Loomis Sayles Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 15th day of December, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and BlackRock Financial Management, Inc. (BlackRock or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition of securities, exchange traded funds, repurchase and reverse repurchase agreements, derivatives contracts, options, futures contracts, options on futures contracts, and swap agreements and other financial instruments, all in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and previously provided to Subadviser, being herein called the “Prospectus”). The Co-Managers hereby authorizes the Subadviser , as agent on behalf of the Trust, to negotiate, enter into, amend, and perform any and all obligations and exercise any and all rights under: (x) any affirmation platform and middleware provider agreements, trading platform and exchange agreements, clearinghouse agreements or similar types of agreements,: (y) brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts and (z) International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, limited partnership agreements, repurchase agreements, and such agreements and other documentation as may be required for the purchase or sale, assignment, transfer, and ownership of any permitted investment; provided, however, that upon request the Subadviser will supply the Co-Managers with copies of any ISDA Master Agreements and the related schedules and annexes. The Co-Managers acknowledges and understands that the Trust and the Co-Managers, as applicable, will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes as permitted hereunder. The Subadviser is permitted to open and maintain accounts in the name of the Trust, and complete all account opening forms and agreements and provide relevant “know your customer” and other information regarding the Trust. The assets the Trust has provided to BlackRock for management may be transferred by BlackRock as collateral or margin free and clear of any lien, pledge, claim, charge or encumbrance granted directly by the Trust, consistent with the Prospectus and applicable law. The Subadviser’s management of such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers shall be subject to the following additional understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser may delegate the performance of services and functions under this Agreement to an “affiliated person” (as defined in the 1940 Act) of the Subadviser so long as: (w) such delegation and the resulting performance of services and functions hereunder by any such “affiliated person” is not prohibited by, or inconsistent with the requirements of, applicable law, including the 1940 Act; (x) BlackRock retains ultimate discretionary authority over any portfolio management services provided by any such “affiliated person”; (y) BlackRock exercises appropriate oversight of the performance of services and functions hereunder by any such “affiliated person”; and (z)

BlackRock does not pay any portion of the subadvisory fee paid received from the Co-Managers hereunder to such “affiliated person”; provided that the foregoing does not apply to any fee paid by the Subadviser to BlackRock International Limited and BlackRock (Singapore) Limited, consistent with subadvisory agreements between the Co-Managers and those entities. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Co-Managers under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to any “affiliated person” of the Subadviser. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (xx) may provide information about the Co-Managers and the Trust to any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; (yy) will act in good faith and with due diligence in the selection, use, and monitoring of any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; and (zz) shall ensure that any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

(ii) In the performance of its duties and obligations under this Agreement with respect to such portion of the Trusts’ investments as the Co-Managers shall direct, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, dated as of December 1, 2005 and as amended and supplemented to date (the Declaration of Trust), the By-laws of the Trust, as amended and supplemented to date (the By-Laws), the Trust’s policies and procedures as adopted by its Board of Trustees, including the Trust’s valuation policies and procedures, and the Prospectus of the Trust, each as provided to Subadviser by the Co-Managers from time to time (collectively, the Trust Documents) and with the reasonable written instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, The Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended (the Code), each as applicable, and all other applicable federal and state laws and regulations; provided that compliance with the Code shall be solely with respect to the assets of the Trust under its management and based solely upon information provided by the Trust’s administrator, custodian and other service providers. In connection therewith, the Subadviser shall, among other things, provide reasonable assistance to the Co-Managers in preparing and filing such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). To the extent reasonably practicable, the Co-Managers shall supply Subadviser in advance with written copies of such policies and procedures of the Trust applicable to Subadviser’s performance of its duties and obligations in managing the Trust’s portfolio (or allocated portion thereof, as applicable), as well as any amendments, supplements or modifications thereto within a reasonable time before they become effective. The Co-Managers agree that Subadviser shall not be responsible for compliance with the policies and procedures of the Trust not provided to Subadviser in advance in accordance with this paragraph.

(iii) The Subadviser shall determine the securities and futures contracts and other financial instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct to the Subadviser in advance in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the size of trade, financial responsibility, reputation, financial condition, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract or other financial instruments to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts or other financial instruments to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws, rules, and regulations, including, without limitation, Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Subadviser may engage its affiliated persons, the affiliated persons of the Co-Managers, or any other subadviser to the Trust and such Subadviser’s affiliated persons, as broker-dealers to effect portfolio transactions in securities and other investments for the Trust.

From time to time, when determined by Subadviser in its capacity of a fiduciary to the Trust to be in the best interests of the Trust, the Subadviser may purchase securities from, or sell securities on behalf of the Trust to, another account for which the Subadviser serves as investment Co-Managers or subadviser at the current market price for the relevant securities in accordance with the Trust’s policies and procedures adopted pursuant to Rule 17a-7 under the 1940 Act (the Trust’s 17a-7 Procedures) and other applicable law. Notwithstanding the forgoing, Subadviser shall provide to the Co-Managers: (i) quarterly reports on the 17a-7 transactions entered into on behalf of the Trust pursuant to the Trust’s 17a-7 Procedures and (ii) all information necessary for the Board of Trustees of the Trust to review such transactions as required by the Trust’s 17a-7 Procedures.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available during Subadviser’s normal business hours its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities managed by Subadviser.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon reasonable request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Co-Managers understand and agree that if the Co-Managers manages the Trust in a “manager-of-managers” style, the Co-Managers will, among other things,

(i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) With respect to the portion of the Trust’s assets the Subadviser manages, the Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent violations of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable state and federal laws and federal regulations.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers within a commercially reasonable time upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request, subject to applicable law, attorney-client privilege and confidentiality restrictions.

(f) The Subadviser shall be responsible for the voting or the abstaining from voting, of all shareholder proxies with respect to the investments and securities, managed by Subadviser and held in the Trust’s portfolio, in accordance with its standard proxy voting guidelines, and subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, the Subadviser will reasonably assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust managed by Subadviser as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; provided that the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures.

(h) The Co-Managers have or will furnish Subadviser with properly certified or authenticated copies of, each of the following prior to the date hereof:

(i) the Declaration of Trust;

(ii) the By-Laws;

(iii)	resolutions of the Board of Trustees of the Trust authorizing the appointment of Subadviser and approving the execution of this Agreement by the Co-Managers;

(iv) the Prospectus; and

(v) any applicable written instructions and directions of the Co-Managers.

During the term of this Agreement, the Co-Managers agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing: (i) ten (10) business days (or such other time as may be mutually agreed) after receipt thereof with respect to prospectuses and proxy statements which refer to the Subadviser in any way and (ii) five (5) business days (or such other time as may be mutually agreed) after receipt thereof with respect to reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public which refer to the Subadviser in any way. Sales literature may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. The Co-Managers agree to use commercially reasonable efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, that the Trust has the right to include such phrase as a part of the name of the series of the Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue, and that BlackRock does, in fact, consent to the use of such name as a part of the name of the series of the Trust identified herein. Upon a termination or expiration of this Agreement, the Co-Managers shall, as promptly as reasonably practicable after a termination or expiration of this Agreement: (i) supplement or otherwise amend the Prospectus to indicate that “BlackRock Financial Management, Inc.” no longer serves as a subadviser to the Trust; (ii) discontinue any new production or publication of sales literature bearing the name “BlackRock Financial Management, Inc.” or any related name, mark, or logo; and (iii) “buckslip” or otherwise supplement sales literature in the possession of the Co-Managers or its affiliates bearing the name “BlackRock Financial Management, Inc.” or any related name, mark, or logo to indicate that such firm no longer serves as a subadviser to the Trust. Notwithstanding the foregoing, the Co-Managers may, after any termination or expiration of this Agreement, retain copies of sales literature bearing the name “BlackRock Financial Management, Inc.” or any related name, mark or logo only to fulfill applicable legal, compliance, and regulatory requirements, and for their document retention purposes.

The Co-Managers will furnish the Subadviser with copies of all amendments of or supplements to the foregoing that impact the management of the Trust within a reasonable time before they become effective to the extent reasonably practicable. Any amendments or supplements that impact the management of the Trust will not be deemed effective with respect to the Subadviser until the Subadviser’s receipt thereof, notice of which will be provided to the Subadviser, to the extent reasonably practicable, within a reasonable time before such amendments or supplements become effective.

(i) Each Manager and the Subadviser represents and warrants that: (i) it is registered with the Commission as an investment adviser under the Advisers Act; (ii) such registration is current and complete and complies with all material applicable provisions of the Advisers Act and the rules and regulations thereunder; (iii) it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and (iv) its performance under this Agreement does not conflict with any law, regulation or order to which it is subject.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Co-Managers acknowledge that Subadviser does not guarantee investment results. The Co-Managers further recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Co-Managers in any way or otherwise be deemed an agent of the Trust or the Co-Managers except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser and its affiliates shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers or their respective affiliates in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser and its affiliates shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian, or any broker-dealer or other third party (including any other subadviser to the Trust) in the absence of Subadviser's willful misfeasance, bad faith or gross negligence. The Co-Managers, jointly and severally, shall indemnify the Subadviser, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from any Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to BlackRock at BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055, Attention: Mike Saliba; with a copy to BlackRock Financial Management, Inc., 1 University Square Drive, Princeton, NJ 08540-6455, Attention: Rachel Ricci, email:blk-sa-serviceteam@blackrock.com.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is affected by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: President

Blackrock financial management, inc.

By: /s/ Francis M. Porcelli
Name: Francis M. Porcelli
Title: Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided to this Portfolio by BlackRock Financial Management, Inc., BlackRock International Limited, and BlackRock (Singapore) Limited, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay BlackRock Financial Management, Inc. an advisory fee on the net assets managed by BlackRock that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee*
AST BlackRock/Loomis Sayles Bond Portfolio

0.22% on aggregate assets up to and including $500 million;

0.20% on aggregate assets from $500 million to $1 billion;

0.18% on aggregate assets from $1 billion to $1.5 billion;

0.14% on aggregate assets over $1.5 billion

* For purposes of calculating the subadvisory fee, the assets managed by BlackRock Financial Management, Inc. in the AST BlackRock/Loomis Sayles Bond Portfolio will be aggregated with the assets managed by BlackRock International Limited and BlackRock (Singapore) Limited in the AST BlackRock/Loomis Sayles Bond Portfolio. The subadvisory fee will be paid to BlackRock Financial Management, Inc.

Dated as of December 15, 2014.

ADVANCED SERIES TRUST

AST BlackRock/Loomis Sayles Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 18th day of December, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and BlackRock International Limited (BlackRock or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.    Based on the information supplied by the Co-Managers, the Subadviser has categorized the Co-Managers and the Trust as Professional Clients. By accepting the provision of investment management services, the Co-Managers acknowledge and accept this categorization. The Co-Managers and the Trust have the right to request a different categorization at any time from the Subadviser, however, the Subadviser only provides services to Professional Clients and will no longer be able to provide services to the Co-Manager and the Trust in the event of a request for change of categorization.

References in the Subadvisory Agreement to the “Supplemental Disclosures” means the document of that title provided to potential clients of the Subadviser and its delegates prior to investment that contains the Subadviser’s disclosures, as amended and notified to the Co-Managers from time to time.

2. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition of securities, exchange traded funds, repurchase and reverse repurchase agreements, derivatives contracts, options, futures contracts, options on futures contracts, and swap agreements and other financial instruments, all in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and previously provided to Subadviser, being herein called the “Prospectus”). The Co-Managers hereby authorizes the Subadviser, as agent on behalf of the Trust, to negotiate, enter into, amend, and perform any and all obligations and exercise any and all rights under: (x) any affirmation platform and middleware provider agreements, trading platform and exchange agreements, clearinghouse agreements or similar types of agreements,: (y) brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts and (z) International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, limited partnership agreements, repurchase agreements, and such agreements and other documentation as may be required for the purchase or sale, assignment, transfer, and ownership of any permitted investment; provided, however, that upon request the Subadviser will supply the Co-Managers with copies of any ISDA Master Agreements and the related schedules and annexes. The Co-Managers acknowledges and understands that the Trust and the Co-Managers, as applicable, will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes as permitted hereunder. The Subadviser is permitted to open and maintain brokerage or other trading accounts in the name of the Trust, and complete all such account opening forms and agreements and provide relevant “know your customer” and other information regarding the Trust. The assets the Trust has provided to BlackRock for management may be transferred by BlackRock as collateral or margin free and clear of any lien, pledge, claim, charge or encumbrance granted directly by the Trust, consistent with the Prospectus and applicable law. The Subadviser’s management of such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers shall be subject to the following additional understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser may delegate the performance of services and functions under this Agreement to an “affiliated person” (as defined in the 1940 Act) of the Subadviser so long as: (w) such delegation and the resulting performance of services and functions hereunder by any such “affiliated person” is not prohibited by, or inconsistent with the requirements of, applicable law, including the 1940 Act; (x) BlackRock retains ultimate discretionary authority over any portfolio management services provided by any such “affiliated person”; (y) BlackRock exercises appropriate oversight of the performance of services and functions hereunder by any such “affiliated person”; and (z) BlackRock does not pay any portion of the subadvisory fee paid received from the Co-Managers hereunder to such “affiliated person”; provided that the foregoing does not apply to any fee paid to BlackRock Financial Management, Inc. and BlackRock (Singapore) Limited, consistent with the subadvisory agreements between the Co-Managers and those entities. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Co-Managers under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to any “affiliated person” of the Subadviser. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (xx) may provide information about the Co-Managers and the Trust to any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; (yy) will act in good faith and with due diligence in the selection, use, and monitoring of any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; and (zz) shall ensure that any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

(ii) In the performance of its duties and obligations under this Agreement with respect to such portion of the Trusts’ investments as the Co-Managers shall direct, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, dated as of December 1, 2005 and as amended and supplemented to date (the Declaration of Trust), the By-laws of the Trust, as amended and supplemented to date (the By-Laws), the Trust’s policies and procedures as adopted by its Board of Trustees, including the Trust’s valuation policies and procedures, and the Prospectus of the Trust, each as provided to Subadviser by the Co-Managers from time to time (collectively, the Trust Documents) and with the reasonable written instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, The Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended (the Code), each as applicable, and all other applicable federal and state laws and regulations; provided that compliance with the Code shall be solely with respect to the assets of the Trust under its management and based solely upon information provided by the Trust’s administrator, custodian and other service providers. In connection therewith, the Subadviser shall, among other things, provide reasonable assistance to the Co-Managers in preparing and filing such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). To the extent reasonably practicable, the Co-Managers shall supply Subadviser in advance with written copies of such policies and procedures of the Trust applicable to Subadviser’s performance of its duties and obligations in managing the Trust’s portfolio (or allocated portion thereof, as applicable), as well as any amendments, supplements or modifications thereto within a reasonable time before they become effective. The Co-Managers agree that Subadviser shall not be responsible for compliance with the policies and procedures of the Trust not provided to Subadviser in advance in accordance with this paragraph.

(iii) In effecting transactions for the Trust, the Subadviser will act in the Trust’s best interests and comply with any applicable obligations regarding best execution under the Financial Conduct Authority Rules (the “FCA Rules”). The Co-Managers confirm that they have been provided with a copy of the Supplemental Disclosures, as amended and notified to the Co-Managers from time to time, which includes information on the Subadviser’s order execution policy (the “Order Execution Policy”). The Co-Managers confirm that they have read and understood, and agree to, the Order Execution Policy. In particular, the Co-Managers consent to the Subadviser trading through brokers/counterparties and /or outside of a regulated market or multilateral trading facility (each as defined in the FCA Rules). Specific instructions from the Co-Managers in relation to the execution of orders may prevent the Subadviser from following its Order Execution Policy in relation to such orders in respect of the elements of execution covered by the instructions. The Subadviser shall determine the securities and futures contracts and other financial instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct to the Subadviser in advance in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give consideration to securing the most favorable price and efficient execution as more fully detailed in its Order Execution Policy.

Within the framework of this policy, the Subadviser may consider the size of trade, financial responsibility, reputation, financial condition, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract or other financial instruments to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations including, for the avoidance of doubt the FCA Rules, may, but shall be under no obligation to, aggregate the securities or futures contracts or other financial instruments to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations (as defined under U.S. law) to the Trust and to such other clients.

The Co-Managers acknowledge that the Subadviser does not hold Client Money and/or Safe Custody Assets for the Co-Managers and/or the Trust under the Client Asset Rules (the “CASS Rules”) of the FCA.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws, rules, and regulations, including, without limitation, Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Subadviser may engage its affiliated persons, the affiliated persons of the Co-Managers, or any other subadviser to the Trust and such Subadviser’s affiliated persons, as broker-dealers to effect portfolio transactions in securities and other investments for the Trust.

From time to time, when determined by Subadviser in its capacity of a fiduciary (as defined under U.S. law) to the Trust to be in the best interests of the Trust, the Subadviser may purchase securities from, or sell securities on behalf of the Trust to, another account for which the Subadviser serves as investment Co-Managers or subadviser at the current market price for the relevant securities in accordance with the Trust’s policies and procedures adopted pursuant to Rule 17a-7 under the 1940 Act (the Trust’s 17a-7 Procedures) and other applicable law. Notwithstanding the forgoing, Subadviser shall provide to the Co-Managers: (i) quarterly reports on the 17a-7 transactions entered into on behalf of the Trust pursuant to the Trust’s 17a-7 Procedures and (ii) all information necessary for the Board of Trustees of the Trust to review such transactions as required by the Trust’s 17a-7 Procedures.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available during Subadviser’s normal business hours its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities managed by Subadviser.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon reasonable request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conflicts of interest and material interests are described in the Supplemental Disclosures. Conversely, the Subadviser and the Co-Managers understand and agree that if the Co-Managers manages the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) With respect to the portion of the Trust’s assets the Subadviser manages, the Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent violations of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable state and federal laws and regulations.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading advisor. If applicable, the Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers within a commercially reasonable time upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request, subject to applicable law, attorney-client privilege and confidentiality restrictions.

(f) The Subadviser shall be responsible for the voting, or the abstaining from voting, of all shareholder proxies with respect to the investments and securities managed by Subadviser and held in the Trust’s portfolio, in accordance with its standard proxy voting guidelines, and subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, the Subadviser will reasonably assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust managed by Subadviser as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; provided that the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures.

(h) The Co-Managers have or will furnish Subadviser with properly certified or authenticated copies of, each of the following prior to the date hereof:

(i) the Declaration of Trust;

(ii) the By-Laws;

(iii)	resolutions of the Board of Trustees of the Trust authorizing the appointment of Subadviser and approving the execution of this Agreement by the Co-Managers;

(iv) the Prospectus; and

(v) any applicable written instructions and directions of the Co-Managers.

During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing: (i) ten (10) business days (or such other time as may be mutually agreed) after receipt thereof with respect to prospectuses and proxy statements which refer to the Subadviser in any way and (ii) five (5) business days (or such other time as may be mutually agreed) after receipt thereof with respect to reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public which refer to the Subadviser in any way. Sales literature may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. The Co-Managers agree to use commercially reasonable efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, that the Trust has the right to include such phrase as a part of the name of the series of the

Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue, and that BlackRock does, in fact, consent to the use of such name as a part of the name of the series of the Trust identified herein. Upon a termination or expiration of this Agreement, the Co-Managers shall, as promptly as reasonably practicable after a termination or expiration of this Agreement: (i) supplement or otherwise amend the Prospectus to indicate that “BlackRock International Limited” no longer serves as a subadviser to the Trust; (ii) discontinue any new production or publication of sales literature bearing the name “BlackRock International Limited” or any related name, mark, or logo; and (iii) “buckslip” or otherwise supplement sales literature in the possession of the Co-Managers or its affiliates bearing the name “BlackRock International Limited” or any related name, mark, or logo to indicate that such firm no longer serves as a subadviser to the Trust. Notwithstanding the foregoing, the Co-Managers may, after any termination or expiration of this Agreement, retain copies of sales literature bearing the name “BlackRock International Limited” or any related name, mark or logo only to fulfill applicable legal, compliance, and regulatory requirements, and for their document retention purposes.

The Co-Managers will furnish the Subadviser with copies of all amendments of or supplements to the foregoing that impact the management of the Trust within a reasonable time before they become effective to the extent reasonably practicable. Any amendments or supplements that impact the management of the Trust will not be deemed effective with respect to the Subadviser until the Subadviser’s receipt thereof, notice of which will be provided to the Subadviser, to the extent reasonably practicable, within a reasonable time before such amendments or supplements become effective.

(i) Each Manager and the Subadviser represents and warrants that: (i) it is registered with the Commission as an investment adviser under the Advisers Act; (ii) such registration is current and complete and complies with all material applicable provisions of the Advisers Act and the rules and regulations thereunder; (iii) it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and (iv) its performance under this Agreement does not conflict with any law, regulation or order to which it is subject.

3. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

4. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5. The Co-Managers acknowledge that Subadviser does not guarantee investment results. The Co-Managers further recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Co-Managers in any way or otherwise be deemed an agent of the Trust or the Co-Managers except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser and its affiliates shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers or their respective affiliates in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser and its affiliates shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian, or any broker-dealer or other third party (including any other sub-adviser to the Trust) in the absence of Subadviser's willful misfeasance, bad faith or gross negligence. The Co-Managers, jointly and severally, shall indemnify the Subadviser, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from any Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to BlackRock at BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055, Attention: Mike Saliba; with a copy to BlackRock Financial Management, Inc., 1 University Square Drive, Princeton, NJ 08540-6455, Attention: Rachel Ricci, email:blk-sa-serviceteam@blackrock.com. Telephone conversation between the Co-Managers and Subadviser, where required by the FCA Rules, will be recorded.

7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. This Agreement is enforceable by the Co-Managers and the Subadviser and by their successors in title and permitted assignees. No other person shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce a term of this Agreement.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is affected by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: President

Blackrock International limited

By: /s/ Jeremy Agnew
Name: Jeremy Agnew
Title: Managing Director

By: /s/ Karen Poole
Name: Karen Poole
Title: Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided to this Portfolio by BlackRock Financial Management, Inc., BlackRock International Limited, and BlackRock (Singapore) Limited, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay BlackRock Financial Management, Inc. an advisory fee on the net assets managed by BlackRock that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee*
AST BlackRock/Loomis Sayles Bond Portfolio

0.22% on aggregate assets up to and including $500 million;

0.20% on aggregate assets from $500 million to $1 billion;

0.18% on aggregate assets from $1 billion to $1.5 billion;

0.14% on aggregate assets over $1.5 billion

* For purposes of calculating the subadvisory fee, the assets managed by BlackRock International Limited in the AST BlackRock/Loomis Sayles Bond Portfolio will be aggregated with the assets managed by BlackRock Financial Management, Inc. and BlackRock (Singapore) Limited in the AST BlackRock/Loomis Sayles Bond Portfolio. The subadvisory fee will be paid to BlackRock Financial Management, Inc.

Dated as of December 18, 2014.

ADVANCED SERIES TRUST

AST BlackRock/Loomis Sayles Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 15th day of December, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and BlackRock (Singapore) Limited (BlackRock or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition of securities, exchange traded funds, repurchase and reverse repurchase agreements, derivatives contracts, options, futures contracts, options on futures contracts, and swap agreements and other financial instruments, all in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and previously provided to Subadviser, being herein called the “Prospectus”). The Co-Managers hereby authorizes the Subadviser , as agent on behalf of the Trust, to negotiate, enter into, amend, and perform any and all obligations and exercise any and all rights under: (x) any affirmation platform and middleware provider agreements, trading platform and exchange agreements, clearinghouse agreements or similar types of agreements,: (y) brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts and (z) International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, limited partnership agreements, repurchase agreements, and such agreements and other documentation as may be required for the purchase or sale, assignment, transfer, and ownership of any permitted investment; provided, however, that upon request the Subadviser will supply the Co-Managers with copies of any ISDA Master Agreements and the related schedules and annexes. The Co-Managers acknowledges and understands that the Trust and the Co-Managers, as applicable, will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes as permitted hereunder. The Subadviser is permitted to open and maintain brokerage or other trading accounts in the name of the Trust, and complete all such account opening forms and agreements and provide relevant “know your customer” and other information regarding the Trust. The assets the Trust has provided to BlackRock for management may be transferred by BlackRock as collateral or margin free and clear of any lien, pledge, claim, charge or encumbrance granted directly by the Trust, consistent with the Prospectus and applicable law. The Subadviser’s management of such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers shall be subject to the following additional understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser may delegate the performance of services and functions under this Agreement to an “affiliated person” (as defined in the 1940 Act) of the Subadviser so long as: (w) such delegation and the resulting performance of services and functions hereunder by any such “affiliated person” is not prohibited by, or inconsistent with the requirements of, applicable law, including the 1940 Act; (x) BlackRock retains ultimate discretionary authority over any portfolio management services provided by any such “affiliated person”; (y) BlackRock exercises appropriate oversight of the performance of services and functions hereunder by any such “affiliated person”; and (z) BlackRock does not pay any portion of the subadvisory fee paid received from the Co-Managers hereunder to such “affiliated person”; provided that the foregoing does not apply to any fee paid to BlackRock International Limited and BlackRock Financial Management, Inc., consistent with the subadvisory agreements between the Co-Managers and those entities. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Co-Managers under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to any “affiliated person” of the Subadviser. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (xx) may provide information about the Co-Managers and the Trust to any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; (yy) will act in good faith and with due diligence in the selection, use, and monitoring of any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; and (zz) shall ensure that any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

(ii) In the performance of its duties and obligations under this Agreement with respect to such portion of the Trusts’ investments as the Co-Managers shall direct, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, dated as of December 1, 2005 and as amended and supplemented to date (the Declaration of Trust), the By-laws of the Trust, as amended and supplemented to date (the By-Laws), the Trust’s policies and procedures as adopted by its Board of Trustees, including the Trust’s valuation policies and procedures, and the Prospectus of the Trust, each as provided to Subadviser by the Co-Managers from time to time (collectively, the Trust Documents) and with the reasonable written instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, The Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended (the Code), each as applicable, and all other applicable federal and state laws and regulations; provided that compliance with the Code shall be solely with respect to the assets of the Trust under its management and based solely upon information provided by the Trust’s administrator, custodian and other service providers. In connection therewith, the Subadviser shall, among other things, provide reasonable assistance to the Co-Managers in preparing and filing such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). To the extent reasonably practicable, the Co-Managers shall supply Subadviser in advance with written copies of such policies and procedures of the Trust applicable to Subadviser’s performance of its duties and obligations in managing the Trust’s portfolio (or allocated portion thereof, as applicable), as well as any amendments, supplements or modifications thereto within a reasonable time before they become effective. The Co-Managers agree that Subadviser shall not be responsible for compliance with the policies and procedures of the Trust not provided to Subadviser in advance in accordance with this paragraph.

(iii) The Subadviser shall determine the securities and futures contracts and other financial instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct to the Subadviser in advance in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the size of trade, financial responsibility, reputation, financial condition, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.

The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract or other financial instruments to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts or other financial instruments to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws, rules, and regulations, including, without limitation, Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Subadviser may engage its affiliated persons, the affiliated persons of the Co-Managers, or any other subadviser to the Trust and such Subadviser’s affiliated persons, as broker-dealers to effect portfolio transactions in securities and other investments for the Trust.

From time to time, when determined by Subadviser in its capacity of a fiduciary to the Trust to be in the best interests of the Trust, the Subadviser may purchase securities from, or sell securities on behalf of the Trust to, another account for which the Subadviser serves as investment Co-Managers or subadviser at the current market price for the relevant securities in accordance with the Trust’s policies and procedures adopted pursuant to Rule 17a-7 under the 1940 Act (the Trust’s 17a-7 Procedures) and other applicable law. Notwithstanding the forgoing, Subadviser shall provide to the Co-Managers: (i) quarterly reports on the 17a-7 transactions entered into on behalf of the Trust pursuant to the Trust’s 17a-7 Procedures and (ii) all information necessary for the Board of Trustees of the Trust to review such transactions as required by the Trust’s 17a-7 Procedures.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available during Subadviser’s normal business hours its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities managed by Subadviser.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon reasonable request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Co-Managers understand and agree that if the Co-Managers manages the Trust in a “manager-of-managers” style, the Co-Managers will, among other things,

(i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) With respect to the portion of the Trust’s assets Subadviser manages, the Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent violations of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable state and federal laws and regulations.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading advisor. If applicable, the Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers within a commercially reasonable time upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request, subject to applicable law, attorney-client privilege and confidentiality restrictions.

(f) The Subadviser shall be responsible for the voting, or the abstaining from voting, of all shareholder proxies with respect to the investments and securities managed by Subadviser and held in the Trust’s portfolio, in accordance with its standard proxy voting guidelines, and subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, the Subadviser will reasonably assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust managed by Subadviser as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; provided that the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures.

(h) The Co-Managers have or will furnish Subadviser with properly certified or authenticated copies of, each of the following prior to the date hereof:

(i) the Declaration of Trust;

(ii) the By-Laws;

(iii)	resolutions of the Board of Trustees of the Trust authorizing the appointment of Subadviser and approving the execution of this Agreement by the Co-Managers;

(iv) the Prospectus; and

(v) any applicable written instructions and directions of the Co-Managers.

During the term of this Agreement, the Co-Managers agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing: (i) ten (10) business days (or such other time as may be mutually agreed) after receipt thereof with respect to prospectuses and proxy statements which refer to the Subadviser in any way and (ii) five (5) business days (or such other time as may be mutually agreed) after receipt thereof with respect to reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public which refer to the Subadviser in any way. Sales literature may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. The Co-Managers agree to use commercially reasonable efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, that the Trust has the right to include such phrase as a part of the name of the series of the Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue, and that BlackRock does, in fact, consent to the use of such name as a part of the name of the series of the Trust identified herein. Upon a termination or expiration of this Agreement, the Co-Managers shall, as promptly as reasonably practicable after a termination or expiration of this Agreement: (i) supplement or otherwise amend the Prospectus to indicate that “BlackRock (Singapore) Limited” no longer serves as a subadviser to the Trust; (ii) discontinue any new production or publication of sales literature bearing the name “BlackRock (Singapore) Limited” or any related name, mark, or logo; and (iii) “buckslip” or otherwise supplement sales literature in the possession of the Co-Managers or its affiliates bearing the name “BlackRock (Singapore) Limited.” or any related name, mark, or logo to indicate that such firm no longer serves as a subadviser to the Trust. Notwithstanding the foregoing, the Co-Managers may, after any termination or expiration of this Agreement, retain copies of sales literature bearing the name “BlackRock (Singapore) Limited.” or any related name, mark or logo only to fulfill applicable legal, compliance, and regulatory requirements, and for their document retention purposes.

The Co-Managers will furnish the Subadviser with copies of all amendments of or supplements to the foregoing that impact the management of the Trust within a reasonable time before they become effective to the extent reasonably practicable. Any amendments or supplements that impact the management of the Trust will not be deemed effective with respect to the Subadviser until the Subadviser’s receipt thereof, notice of which will be provided to the Subadviser, to the extent reasonably practicable, within a reasonable time before such amendments or supplements become effective.

(i) Each Manager and the Subadviser represents and warrants that: (i) it is registered with the Commission as an investment adviser under the Advisers Act; (ii) such registration is current and complete and complies with all material applicable provisions of the Advisers Act and the rules and regulations thereunder; (iii) it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and (iv) its performance under this Agreement does not conflict with any law, regulation or order to which it is subject.

(j) The Co-Managers represent and warrant that: (i) there are no natural persons holding interests in the Trust, or any other persons whose information, if disclosed to the Subadviser, will subject the Subadviser to the provisions of the Personal Data Protection Act of Singapore; (ii) the assets of the Trust will not be derived from activities that contravene Singapore or international anti-money laundering laws and regulations; and (iii) the Trust is an “accredited investor” as defined in Section 4A of the Securities and Futures Act, Chapter 289 of Singapore. The Co-Managers hereby request not to receive a monthly or quarterly statement of account from the Subadviser pursuant to Regulation 40(1A)(b)(ii) and Regulation 40(4)(b) of the Securities and Futures (Licensing and Conduct of Business Regulations).

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Co-Managers acknowledge that Subadviser does not guarantee investment results. The Co-Managers further recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Co-Managers in any way or otherwise be deemed an agent of the Trust or the Co-Managers except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser and its affiliates shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers or their respective affiliates in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser and its affiliates shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian, or any broker-dealer or other third party (including any other sub-adviser to the Trust) in the absence of Subadviser's willful misfeasance, bad faith or gross negligence. The Co-Managers, jointly and severally, shall indemnify the Subadviser, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from any Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,

Attention: Secretary; or (3) to BlackRock at BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055, Attention: Mike Saliba; with a copy to BlackRock Financial Management, Inc., 1 University Square Drive, Princeton, NJ 08540-6455, Attention: Rachel Ricci, email:blk-sa-serviceteam@blackrock.com.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is affected by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Bradley Tobin
Name: Bradley Tobin
Title: Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Bradley Tobin
Name: Bradley Tobin
Title: Vice President

Blackrock (SIngapore) limited

By: /s/ Joel Kim
Name: Joel Kim

Title: Managing Director

By: /s/ Neeraj Seth
Name: Neeraj Seth
Title: Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided to this Portfolio by BlackRock Financial Management, Inc., BlackRock International Limited, and BlackRock (Singapore) Limited, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay BlackRock Financial Management, Inc. an advisory fee on the net assets managed by BlackRock that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee*
AST BlackRock/Loomis Sayles Bond Portfolio

0.22% on aggregate assets up to and including $500 million;

0.20% on aggregate assets from $500 million to $1 billion;

0.18% on aggregate assets from $1 billion to $1.5 billion;

0.14% on aggregate assets over $1.5 billion

* For purposes of calculating the subadvisory fee, the assets managed by BlackRock (Singapore) Limited in the AST BlackRock/Loomis Sayles Bond Portfolio will be aggregated with the assets managed by BlackRock Financial Management, Inc. and BlackRock International Limited in the AST BlackRock/Loomis Sayles Bond Portfolio. The subadvisory fee will be paid to BlackRock Financial Management, Inc.

Dated as of December 18, 2014.

ADVANCED SERIES TRUST

AST BlackRock/Loomis Sayles Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 26th day of November, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Loomis, Sayles & Company, L.P. a Delaware Corporation (Loomis Sayles or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One Financial Center, 27th Floor, Boston, MA 02111, Attention: Director of Client Intake.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: President

loomis, sayles & company, l.p.

By: /s/ Lauren B. Pitalis
Name: Lauren B. Pitalis
Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Loomis, Sayles & Company, L.P. (Loomis Sayles), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Loomis Sayles an advisory fee on the net assets managed by Loomis Sayles that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee Rate
AST BlackRock/Loomis Sayles Bond Portfolio	0.23% on the first $100 million; 0.18% on the next $400 million; 0.17% on the next $2,800 million; 0.15% on the value over $3,300 million

Dated as of November 26, 2014

EXHIBIT B

MANAGEMENT OF BLACKROCK FINANCIAL MANAGEMENT, INC., BLACKROCK INTERNATIONAL LIMITED, AND (BLACKROCK SINGAPORE) LIMITED

BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc is a registered investment adviser and a commodity pool operator. BlackRock, Inc. and its affiliates had approximately $4.65 trillion in investment company and other portfolio assets under management as of December 31, 2014. BlackRock Financial’s address is 55 East 52nd Street, New York, New York 10055.

The table below lists the name, address, and position for BlackRock Financial principal executive officers and each director.

Name & Address*	Position
Laurence Fink	Chief Executive Officer
Laurence Fink	Director
Robert Kapito	Director
Daniel Waltcher	Director

* The principal mailing address of each officer is 55 East 52nd Street, New York, New York 10055

BlackRock International Limited is a wholly owned subsidiary of BlackRock, Inc. BlackRock International Limited is a registered investment adviser and a commodity pool operator. BlackRock, Inc. and its affiliates had approximately $4.65 trillion in investment company and other portfolio assets under management as of December 31, 2014. BlackRock International Limited address is Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland.

The table below lists the name, address, and position for BlackRock International principal executive officers and each director.

Name & Address*	Position
Georgina Fogo	Chief Compliance Officer and Managing Director
David Blumer	Director
James Charrington	Director
Eleanor de Freitas	Director
Ed Fishwick	Director
Kevin Ironmonger	Director
Colin Thomson	Director
Richard Webb	(non-executive director)
Margaret Anne Young	(non-executive director)
Nicholas Hall	(non-executive director)

* The principal mailing address of each officer is Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland

BlackRock (Singapore) Limited is a wholly owned subsidiary of BlackRock, Inc. BlackRock (Singapore) Limited is a registered investment adviser and a commodity pool operator. BlackRock, Inc. and its affiliates had approximately $4.65 trillion in investment company and other portfolio assets under management as of December 31, 2014. BlackRock (Singapore) Limited address is #18-01, Twenty Anson, 20 Anson Road, Singapore, Singapore 079912.

The table below lists the name, address, and position for BlackRock International principal executive officers and each director.

Name & Address*	Position
Kevin Hardy	Director and Chief Executive Officer
Michael Marquardt	Director
Alasdair Riach	Director
Ryan Stork	Director
Kevin Perry	Director

* The principal mailing address of each officer is Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland

COMPARABLE FUNDS FOR WHICH BLACKROCK FINANCIAL AND ITS AFFILIATES SERVE

AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which BlackRock Financial and/or its affiliates provides investment advisory services, other than the Portfolio:

Fund	Net Assets (as of 12/31/2014)	Fee Paid to BlackRock, Inc. and/or its Affiliates
BlackRock Total Return Fund of BlackRock Bond Fund, Inc.	$4,472,777,453.00	$7,663,698
BlackRock Total Return V.I. Fund of BlackRock Variable Series Fund, Inc.	$138,151,651.00	$737,866
BlackRock Total Return Portfolio of BlackRock Series Fund, Inc	$68,088,545.00	$141,422

EXHIBIT C

MANAGEMENT OF LOOMIS, SAYLES & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (Loomis Sayles) is located at One Financial Center, Boston Massachusetts 02111. Loomis Sayles is owned by Natixis Global Asset Management, L.P. (Natixis US). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking Group. BCPE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2014, Loomis Sayles had approximately $230.2 billion in assets under management.

The table below lists the name, address, and position for Loomis Sayles’ principal executive officer and each director.

Name & Address	Position
Robert J. Blanding*	Chairman and Chief Executive Officer
Kevin P. Charleston*	President, Chief Financial Officer and Director
Daniel J. Fuss*	Executive Vice President and Vice Chairman
John F. Gallagher, III*	Executive Vice President and Director
John R. Gidman*	Executive Vice President and Director
John T. Hailer**	Director; President and CEO, U.S. and Asia of Natixis Global Asset Management, L.P. (an intermediate parent company of Loomis Sayles)
Jean S. Loewenberg*	Executive Vice President, Secretary and Director
Jaehoon Park*	Executive Vice President, Chief Investment Officer and Director
John F. Russell*	Executive Vice President and Director
Pierre P. Servant***	Director; Chief Executive Officer of Natixis Global Asset Management, S.A. (an intermediate parent company of Loomis Sayles)

* The principal mailing address is One Financial Center, Boston, Massachusetts 02111.

** Mr. Hailer’s mailing address is c/o Natixis Global Asset Management, L.P., 399 Boylston Street, Boston, Massachusetts 02116.

*** Mr. Servant’s mailing address is c/o Natixis Global Asset Management, 21 quai d’Austerlitz, 75634 Paris cedex 13, France.

COMPARABLE FUNDS FOR WHICH LOOMIS SAYLES SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which Loomis Sayles provides investment advisory services, other than the Portfolio:

Fund	Net Assets (as of 12/31/2014)	Fee Paid to Loomis Sayles
Loomis Sayles Core Plus Bond Fund	$4,190.7 million	0.20% of the first $100 million 0.1875% of the next $1.9 billion 0.15% of amounts in excess of $2 billion of average daily net assets

EXHIBIT D

SHAREHOLDER INFORMATION

As of March 2, 2015, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of March 2, 2015, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST BlackRock/Loomis Sayles Bond Portfolio	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	158,039,656/50.69%
	Pru Annuity Life Assurance Corp. PALAC Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	128,789,879/41.31%
	Pruco Life Insurance Company	Gateway Center Three 100 Mulberry Street Newark, NJ 07102	12,162,664/15.47%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	17,659,298/5.66%